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                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2003
                   NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE


Page 9 of the Prospectus

     The penultimate sentence of the last paragraph under the heading "Charges Against the Policy Value" on page 9 of the prospectus is amended to read as follows: This amendment is available only to corporate-sponsored plans where at least five Policies will be issued, each on a life of a different eligible insured person.

     The last sentence of the paragraph referred to above is deleted.

Page 10 of the Prospectus

     The third sentence under the heading "Policies with the Cash Value Amendment" on page 10 of the prospectus is amended to read as follows: This increase in cash value is available only for Policies issued January 15, 2003 or later to corporate-sponsored plans where at least five Policies will be issued, each on a life of a different eligible insured person.

     The fourth sentence under the heading "Policies with the Cash Value Amendment" on page 10 of the prospectus is amended to read as follows: This increase in cash value is not available for Policies (1) for individuals where no corporate sponsor is involved, (2) for corporate-sponsored plans with fewer than five Policies, and (3) for corporate-sponsored plans issued prior to January 15, 2003.

           The date of this Prospectus Supplement is January 5, 2004.